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           COMMON STOCK                                COMMON STOCK
                                    NATROL(R)
                                ----------------
         [GRAPHIC OMITTED]                           [GRAPHIC OMITTED]

 THIS CERTIFICATE IS TRANSFERABLE           SEE REVERSE FOR CERTAIN DEFINITIONS
   IN BOSTON, MA OR NEW YORK, NY                     CUSIP 638789 10 7

                                  NATROL, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

is the owner of

            FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                   ONE CENT ($.01) EACH OF THE COMMON STOCK OF

NATROL, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of The State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation, as the same may be from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and Registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

      Dated:

                       [NATROL, INC. 1997 DELAWARE STAMP]


     /s/ Cheryl Balbert                /s/ Elliott Balbert

        SECRETARY                      PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                        COUNTERSIGNED AND REGISTERED:
                                             BankBoston, N.A.
                                                  TRANSFER AGENT AND REGISTRAR

                                        By   /s/ M. Penezic
                                                       AUTHORIZED SIGNATURE

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                           AMERICAN BANK NOTE COMPANY.
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                                  NATROL, INC.

      The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon request a copy of the full text of the powers, designations, preferences and relative, participating, optional or other rights of the shares of each class of stock (and any series thereof), authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights, all as set forth in the Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with rights
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT --               Custodian
                     -------------           ---------------
                         (Cust)                  (Minor)

             Under Uniform Gifts to Minors

              Act
                 ------------------
                       (State)

    Additional abbreviations may also be used though not in the above list.

      For value received,________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


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   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

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                                                                      Shares
---------------------------------------------------------------------
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                      Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ------------------

                         -------------------------------------------------------
                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE, IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By
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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.